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                                                                   Exhibit 10.65

                              EMPLOYMENT AGREEMENT

                  AGREEMENT by and between Simmons Company, a Delaware corporation (the "Company") and Jonathan C. Daiker (the "Executive"), dated as of the 1st day of April, 1995.

                  1. EMPLOYMENT PERIOD. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the period commencing on the date hereof and ending on the second anniversary of such date (the "Employment Period").

                  2.       TERMS OF EMPLOYMENT.

                           (a) POSITION AND DUTIES.

                                    (i) Commencing on the date hereof and for
the remainder of the Employment Period, the Executive shall be the Executive Vice President of Finance and Administration of the Company and shall have such duties, responsibilities, and authority as shall be consistent therewith. As soon as is practicable after the date hereof, the Executive shall be elected to serve on the Company's Board of Directors.

                                    (ii) During the Employment Period, and
excluding any periods of vacation, permitted leaves of absence and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time, effort and skill, to the business and affairs of the Company and to use the Executive's best efforts to perform faithfully and efficiently such responsibilities, except that Executive shall have the right to make passive investments in businesses or entities not related to, and which do not directly or indirectly compete with, the business of the Company and its subsidiaries.

                           (b)      COMPENSATION.

                                    (i) BASE SALARY. During the Employment
Period, the Executive shall receive an annual base salary ("Annual Base Salary") of not less than $200,000. The Annual Base Salary shall be paid in accordance with the Company's normal payroll practices.

                                    (ii) ANNUAL BONUS. In addition to Annual
Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") of (x) 37.5% of the Annual Base Salary if the Company achieves its annual business plan operating income as approved by the Board of Directors and (y) for every 1% of additional operating income above such business plan, an increase of 5% of Annual Base Salary. In any event, the Annual Bonus shall be prorated for 1995 from the date hereof. Notwithstanding the



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foregoing, the Executive shall be entitled to a bonus upon commencement of the
Employment Period of $25,000 and a minimum bonus with respect to 1995 of 25% of his Annual Base Salary which shall be paid no later than ninety (90) days after the date hereof.

                                    (iii) STOCK OPTIONS. The Executive shall be
granted on the date hereof a nonqualified stock option to acquire 100,000 shares of the Company's common stock equal to the fair market value of the Company's Common Stock on December 31, 1994 as determined by Houlihan, Lokey, Howard & Zukin (the "Option"). The Option shall vest and become exercisable with respect to 20% of the shares subject to the Option upon grant, and with an additional 20% vesting on each anniversary of the date of grant. In the event of a Change of Control (as defined below), all Options will vest immediately. For purposes of this Agreement, a "Change of Control" means either (i) a sale of all of the stock or substantially all of the assets of the Company whether by merger or otherwise, or (ii) a transaction following which Merrill Lynch Capital Partners, Inc. and its affiliates cease to be in the aggregate the largest stockholders of the Company other than the Simmons Company Employee Stock Ownership Plan. The Options shall be evidenced by one or more option agreements in substantially the form attached hereto as EXHIBIT A.

                                    (iv) WELFARE BENEFIT PLANS. During the
Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company (including, without limitation, and where applicable, vacation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) at least to the extent applicable generally to other peer executives of the Company.

                  3.       TERMINATION OF EMPLOYMENT.

                           (a) DEATH. The Executive's employment shall terminate
automatically upon the Executive's death during the Employment Period.

                           (b) CAUSE. The Company may terminate the Executive's
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                                    (i) the failure of the Executive to perform
substantially the Executive's duties with the Company which continues notwithstanding written notice(s) from the Company to Executive specifying such failure, or

                                    (ii) conduct by the Executive which amounts
to fraud, dishonesty or willful misconduct injurious to or likely to be injurious to the Company, or


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                                    (iii) a material breach of this Agreement.

                           (c) NOTICE OF TERMINATION. Any termination by the
Company for Cause shall be communicated by Notice of Termination to the Executive given in accordance with Section 8(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Company hereunder or preclude the Company from asserting such fact or circumstance in enforcing the Company's rights hereunder.

                           (d) DATE OF TERMINATION. "Date of Termination" means
(i) if the Executive's employment is terminated by the Company for Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death, the Date of Termination shall be the date of death of the Executive.

                           (e) OBLIGATIONS OF EXECUTIVE UPON TERMINATION. Upon
termination of Executive's employment other than for death, the Executive shall enter into a Separation Agreement and General Release, if so requested by the Company, containing substantially the provisions set forth in the form attached hereto as EXHIBIT B.

                           (f) VOLUNTARY TERMINATION. The Executive's employment
shall terminate automatically two (2) weeks after the Executive's tender of resignation, unless the parties otherwise agree. Such tender of resignation shall not absolve Executive of his obligations under Section 6 hereof.

                  4.       OBLIGATIONS OF THE COMPANY UPON TERMINATION.

                           (a) OTHER THAN FOR CAUSE, DEATH OR LONG-TERM
DISABILITY. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, Death or Long-Term Disability:

                                    (i) the Company shall pay to the Executive
the aggregate of the following amounts:


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                                            A. within 30 days after the Date of
                  Termination, the Executive's then applicable salary through the Date of Termination to the extent not theretofore paid, (the "Accrued Obligations"); and

                                            B. the Executive's then applicable
                  salary for the remainder of the Employment Period (the "Payment Period") paid when such salary would have been paid if the Executive were still employed by the Company, during which time the Company shall provide to Executive, at its expense, medical and life insurance benefits substantially similar to those provided to Executive immediately prior to termination (it being acknowledged that at the end of the Payment Period Executive shall be entitled to elect coverage under COBRA or other applicable laws, if eligible); and

                                    (ii) to the extent not theretofore paid or
provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive (or his beneficiaries) is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

                           (b) DEATH.  If the Executive's employment is
terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations and (ii) the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination.

                           (c) DISABILITY. If the Executive's employment is
terminated by reason of the Executive's Long-Term Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations and (ii) the timely payment or provision of Other Benefits (which may include payments pursuant to any disability policy of the Company applicable to the Executive). The term "Long-Term Disability" shall mean a disability which prevents Executive from performing substantially all of his duties for a period of time which qualifies Executive for disability payments under the Company's long-term disability policy. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                           (d) CAUSE. If the Executive's employment shall be
terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay to the Executive (i)


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his salary through the Date of Termination, and (ii) Other Benefits to the
extent theretofore unpaid. If the Executive voluntarily terminates employment during the Employment Period, this Agreement shall terminate without further obligation to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                  5. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Executive may qualify. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  6.       CONFIDENTIAL INFORMATION AND NONCOMPETITION.

                           (a) The Executive recognizes and acknowledges that
all information pertaining to the affairs, business, financial condition, clients, customers or other relationships of the Company is confidential and is a unique and valuable asset of the Company. Access to and knowledge of this information are essential to the performance of the Executive's duties under this Agreement. The Executive will not during the Employment Period, except to the extent reasonably necessary in the performance of the duties under this Agreement, or for a period of three (3) years after the Employment Period, give to any person, firm, association, corporation or governmental agency any information concerning the affairs, business, clients, customers or other relationships of the Company except (i) as required by law, (ii) if and to the extent reasonable or necessary (including to employees and agents of the Company), to perform his duties hereunder, and (iii) in the event such information becomes publicly available other than as a result of Executive's breach of this Section 6 (a) . The Executive will not make use of this type of information for his own purposes or for the benefit of any person or organization other than the Company. The Executive will also use his best efforts to prevent the disclosure of this information by others. All records, memoranda and other information or materials relating to the business of the Company and which are not publicly available (whether created by the Executive or otherwise coming into his possession) are confidential and will remain the property of the Company.

                           (b) The Executive agrees that during the Employment
Period and for the period of twelve (12) months following the Date of Termination of the Executive's employment with the Company, (the "Noncompetition Period"), he will not


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engage in any activity that is competitive in any material respect with the business conducted by, or that would have an adverse impact on the business or prospects of, the Company or, to the extent that any affiliate or associate of the Company is engaged in the business of the Company, the business or prospects of any affiliate or associate of the Company. Such prohibited activity shall include, but not be limited to, any management, ownership or distribution activity connected with or related to any business engaged in by the Company. The Executive will not, during such period, solicit any members of the then-current customers or suppliers of the Company. During the Noncompetition Period, the Executive shall not, and shall cause any person or entity with which he is affiliated not to, solicit or induce, or attempt to solicit or induce, any employee of the Company or any of its subsidiaries to leave the employment of the Company or of any of its subsidiaries to work for the Executive or any person or entity with which he is affiliated. During the Noncompetition Period, the Executive shall not, and shall cause any person or entity with which he is affiliated not to, solicit or induce, or attempt to solicit or induce, any person who was employed by the Company or any of its subsidiaries on a full-time basis during the 90 days immediately prior to the termination of the Executive's employment to accept employment with the Executive or with any person or entity with which he is affiliated.

                           (c) The Company's obligations under the terms of this
Agreement will cease upon any violation of the provisions of this Section 6 by the Executive.

                           (d) The parties desire that the provisions of this
Section 6 be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdictions in which enforcement is sought. If any portion of this Section 6 is judged to be invalid or unenforceable, this
Section 6 will be deemed to be amended to the extent necessary to ensure that this Section 6 will be enforceable to the maximum extent permissible under applicable law.

                  7.       SUCCESSORS.

                           (a) This Agreement is personal to the Executive and
without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of and
be binding upon the Company and its successors and assigns.

                           (c) The Company will require any successor (whether
direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform


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this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  8.       MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

IF TO THE EXECUTIVE:                        IF TO THE COMPANY:
--------------------                        ------------------

Jonathan C. Daiker                          Simmons Company
1115 Creek Ridge Pointe                     One Concourse Parkway
Alpharetta, Georgia 30201                   Suite 600
                                            Atlanta, Georgia  30328
                                            Attention:  Chairman

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (d) The Company may withhold from any amounts payable
under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (e) The Executive's or the Company's failure to
insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.


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         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                 JONATHAN C. DAIKER

                                 -----------------------------


                                 SIMMONS COMPANY

                                 By
                                   ---------------------------


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                                                                       EXHIBIT A

                                 SIMMONS COMPANY

                             STOCK OPTION AGREEMENT

                  THIS AGREEMENT, dated as of April 21, 1995, between SIMMONS COMPANY, a Delaware corporation (hereinafter called the "Company"), and JONATHAN
C. DAIKER (hereinafter called "Optionee").

                  WHEREAS, Optionee is now employed by the Company or a Subsidiary (the term "Subsidiary" shall mean a "subsidiary corporation" of the Company, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")) and the Company desires to have him remain in the employment of the Company or a Subsidiary and to afford him the opportunity to acquire or enlarge his stock ownership in the Company by 100,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), so that he may have a direct proprietary interest in the Company's success;

                  WHEREAS, Optionee is a party to an Employment Agreement with the Company dated as of April 1, 1995 (the "Employment Agreement") pursuant to which the Company has agreed to grant options for an aggregate of 100,000 shares to Optionee;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

                  1. GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee the option to purchase from the Company, from time to time, as hereinafter more specifically stated, at a price of $4.50 per share (the "Option Price"), an aggregate of 100,000 Shares (the "Option").

                  2. DURATION OF OPTION. The period for which the Option shall be effective commences upon the date of this Agreement and continues until the Option shall be terminated as hereinafter provided (the "Option Period"). The Option Period shall terminate upon the earliest to occur of (x) April 1, 2005,
(y) the close of business on the date on which Optionee exercises a put with respect to all shares of Common Stock (including the Option and any other options exercisable for shares of Common Stock, whether vested or unvested) owned by him, pursuant to the Stockholders' Agreement (as defined in Paragraph
5), and (z) the following dates:



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             (i) one hundred eighty (180) days after the date of disability of
         Optionee if Optionee is disabled while an employee of the Company or any Subsidiary;

            (ii) one hundred eighty (180) days after the date of the death of Optionee;

           (iii) immediately upon a termination of Optionee's employment described in Sections 3(f) and 4(d) of the Employment Agreement; or

            (iv) thirty (30) days after a termination of Optionee's employment described in Section 4(a) of the Employment Agreement.

                  3. EXERCISABILITY AND VESTING OF OPTION. Subject to other provisions of this Paragraph 3, on each April 1, commencing April 1, 1995, the Option shall become exercisable with respect to an additional 20% of the Shares subject thereto. The Option shall become exercisable with respect to all Shares subject thereto upon (i) occurrence of a Transfer Event (as defined below) or
(ii) the termination of Optionee's employment pursuant to Section 4(a) of the Employment Agreement. A "Transfer Event" means (i) the occurrence of a "Change of Control" (as such term is defined in the Employment Agreement), (ii) a sale by Merrill Lynch Capital Partners, Inc. and/or its affiliates that triggers a "Tag-Along Right" under the Stockholders' Agreement, or (iii) a "Triggering Event" as defined in the Stockholders' Agreement.

                  The portion of the Option which becomes exercisable pursuant to the terms of this Paragraph 3 is referred to as a "Vested Option."

                  4. PROCEDURE FOR EXERCISE AND PAYMENT FOR SHARES. Exercise of a Vested Option shall be made by the giving of written notice to the Company by Optionee. Such written notice shall be deemed sufficient for this purpose only if delivered to the Company at its principal offices in accordance with Paragraph 14 and only if such written notice states the number of Shares with respect to which the Vested Option is being exercised and, further, states the date, no earlier than the fifth business day after, and no later than the tenth business day after, the date of such notice, upon which the Shares shall be purchased and payment therefor shall be made. The payments for Shares purchased pursuant to exercise of any such Vested Option shall be made at the principal offices of the Company. Upon the exercise of any such Vested Option, in compliance with the provisions of this Paragraph 4 and upon receipt by the Company of the payment for the Shares so purchased together with the payment of the amount of any taxes required to be collected or withheld as a result of the exercise of such Vested Option together with an executed copy of Stockholders' Agreement dated as of March 11, 1991, as amended from time to time, by and among the Company, and the Stockholders (as defined therein) (the "Stockholders'


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Agreement"), unless Optionee is already a party thereto (and such other evidence as the Company may reasonably require to assure that the Shares issuable upon exercise of any such Vested Option will be subject to the Stockholders' Agreement), the Company shall deliver or cause to be delivered to Optionee so exercising such Vested Option a certificate or certificates for the number of Shares with respect to which such Vested Option is so exercised and payment is so made. Such Shares shall be registered in the name of Optionee, provided that, in no event shall any Shares be issued pursuant to exercise of any such Vested Option until full payment therefor shall have been made by cash or certified or bank cashier's check and not until such payment has been made shall Optionee have any of the rights of a stockholder. For purposes of this Paragraph 4, the date of issuance shall be the date upon which payment in full has been received by the Company as provided herein. Notwithstanding the foregoing, if a put has been exercised by Optionee or a call has been exercised by the Company pursuant to the Stockholders' Agreement, with respect to the Option, the Option shall be cancelled, effective upon receipt by Optionee of the consideration provided for in the Stockholders' Agreement.

                  5. NO GUARANTEE OF EMPLOYMENT. This Agreement shall not be deemed to limit or restrict the right of the Company or any Subsidiary to terminate Optionee's employment at any time, for any reason, with or without cause, or to limit or restrict the right of Optionee to terminate his employment with the Company or any Subsidiary at any time, it being recognized that the Employment Agreement addresses such matters. Except to the extent Optionee's service is subject to the terms of the Employment Agreement, Optionee's service shall be subject to the direction of the Chief Executive Officer of the Company or such Subsidiary or such officer or officers as the respective Boards of Directors may designate from time to time and shall be rendered at such locations as the respective Boards or any such officers may determine.

                  6. REQUIREMENTS OF LAW AND OF CERTAIN AGREEMENTS. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or Optionee to take any action with respect to the Shares acquired by the exercise of any Vested Option, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for such Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; PROVIDED that the Company shall use its best efforts -------- to take all necessary action to comply with such requirements of law or regulation. Further, if requested by the Company, at or before the time of the issuance of the Shares with respect to which an exercise of any Vested Option has been made, Optionee shall deliver to the Company his written statements satisfactory in form and content to the Company, that he intends to hold such Shares as acquired by him for investment and not with a view to resale or other distribution thereof to the public in violation




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of the Securities Act of 1933 as amended (the "Securities Act"). Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Shares with respect to which an exercise of any Vested Option has been made, or to qualify any such Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, the Option granted hereby may not be exercised and no Shares shall be issued to Optionee until the required action has been completed; PROVIDED that the Company shall use its best efforts to take all necessary action to comply with such requirements of law or regulation. All Shares issued upon exercise of the Option shall bear the legends provided for in the Stockholders' Agreement.

                  7. ADJUSTMENTS. (a) In the event of the declaration of any stock dividend on the Shares or in the event of any reorganization, split-up, combination or exchange of the Shares or like adjustment, the number of Shares and/or the Option Price of the Option (but not the total price payable hereunder), shall be adjusted by appropriate changes to this Agreement and in the outstanding Option.

                  (b) In the event a Transfer Event shall occur, the Board of Directors may in its sole discretion at any time and from time to time cancel all or any part of the Option in exchange for a payment to Optionee equal to the excess of the price per Share to be received in any Transfer Event over the Option Price, multiplied by the number of Shares subject to the cancelled Option, in each case effective upon the consummation of the Transfer Event.

                  8. CASH-OUT OF THE OPTION. The Board of Directors may in its sole discretion cancel the Option if Optionee is at such time no longer an employee of the Company or a Subsidiary in exchange for a cash payment equal to the excess of (i) the fair market value of the Shares subject to the Option as determined in good faith by the Board of Directors, over (ii) the aggregate Option Price for such Shares.

                  9. LIQUIDATION OF COMPANY. In the event of the complete liquidation or dissolution of the Company other than as an incident to a merger, reorganization or other adjustment referred to in Paragraph 7 above, the Option remaining unexercised shall be deemed cancelled without regard to or limitation by any other provision of this Agreement and any Vested Option shall be entitled to a payment in cancellation thereof equal to the excess, if any, of the amount received per Share in such liquidation or dissolution multiplied by the number of Shares subject to such Vested Option over the Option Price.


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                  10. NON-TRANSFERABILITY. The Option is not transferable in whole or in part by Optionee except, in the event of Optionee's death, to such deceased Optionee's executors, administrators and testamentary trustees, and, further, during the lifetime of Optionee, such Option may be exercised only by, or on behalf of, Optionee. No assignment of transfer of the Option or the rights represented thereby, whether voluntary, involuntary or by operation of law or otherwise, except to executors, administrators and testamentary trustees as set forth above, shall vest in the assignee or transferee any interest or right herein whatsoever, and immediately upon any attempt to assign or transfer all or any part of the Option, the Option shall terminate and be of no force or effect.

                  11. OPTIONEE'S STATUS AS A STOCKHOLDER. Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any Shares as to which the Option shall not have been exercised and payment and delivery made as herein provided. No adjustment shall be made for dividends or other rights on any Shares for which the record date is prior to the date such Shares are issued or transferred to Optionee.

                  12. COMPANY'S RIGHTS NOT AFFECTED. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks which might in any way affect the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  13. AUTHORITY. The Option has been duly granted by action of the Board of Directors of the Company.

                  14. NOTICES. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or any mail, postage prepaid, addressed as follows:

                            (i)  to the Company:

                                 Simmons Company
                                 One Concourse Parkway
                                 Suite 600
                                 Atlanta, Georgia 30328-5369
                                 (404) 512-7700

or at such other address as the Company, by notice to Optionee, may designate in writing from time to time; and


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                           (ii) to Optionee at the address indicated in
Optionee's then current personnel records, or at such other address as Optionee, by notice to the Company at the above address, may designate in writing from time to time.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and Optionee has hereunder set his hand, as of this day and year first above written.

ATTEST:                          SIMMONS COMPANY

                                 By:
-------------------------           ------------------------
Secretary

                                 ----------------------------
                                 JONATHAN C. DAIKER, Optionee

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                                    EXHIBIT B
                                    ---------

                    Separation Agreement and General Release

         1. NO ADMISSION. Employee agrees, represents, and acknowledges (i) that neither this Agreement nor the Company's offer to enter into this Agreement shall be construed as an admission by the Company that it has acted wrongfully towards the Employee or any other person or that the Employee has any rights against the Company and (ii) that the Company expressly denies any liability to, or wrongful acts against, the Employee or any other person on the part of itself, its employees or its agents.

         2. RELEASE BY EMPLOYEE. Except as to claims relating to Company's obligations under the Employment Agreement dated as of April 1, 1995, or arising after this waiver is executed, Employee hereby forever releases, dismisses and discharges the Company and if officers, directors, employees, agents, predecessors, successors, assigns, and transferees from any and all causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities in law or equity of whatever nature, known or unknown, resulting or arising out of, directly or indirectly, Employee's employment relationship with the Company or the termination of Employee's employment relationship with the Company, including, without limitation by reason of specification, any claims for wrongful discharge of any kind and any claims arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C. && 2000 ET. SEQ. the Age Discrimination In Employment Act, 29 U.S.C. && 621 ET. SEQ. and any federal, state or local laws or ordinances prohibiting employment discrimination and any common law claims resulting from or growing out of any legal restrictions on the Company's right to terminate an employee.

         3. NON-WAIVER, RELEASE, ETC. BY COMPANY. Employee acknowledges and agrees that this Agreement shall not act as or constitute a waiver, release or compromise of any action, claim or cause of action which the Company may have against the Employee whether now existing or hereafter arising, under this Agreement or otherwise.

         4. EMPLOYEE'S EXECUTION OF THIS AGREEMENT; RIGHT OF REVOCATION. This Agreement shall not become effective and the Company shall have no obligation to provide any payment or other benefits enumerated in this Agreement or otherwise until seven days after the date the Employee executes this Agreement and delivers a properly executed copy of it to the Company.

         5. CONFIDENTIALITY OF THIS AGREEMENT. Employee represents and agrees that he will keep the terms of this Agreement completely CONFIDENTIAL for a period of two (2) years from the Separation Date, and that he will not hereafter disclose any such information concerning this Agreement to anyone for such period, except his immediate family, investment advisor, tax advisor,


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accountant and attorney, provided that they agree to keep this information
CONFIDENTIAL, or to enforce the terms of this Agreement.

         6. BREACH BY EMPLOYEE. In the event that Employee has breached or violated any of the terms of provisions of this Agreement, all payments then outstanding and unpaid to Employee will cease. In addition to all other remedies provided at law or in equity for damages or otherwise to which the Company may be entitled, the Company shall be entitled to a temporary restraining order and a permanent injunction to prevent a breach of any of the terms of provisions contained in this Agreement.

         7. CONSULTATION WITH ATTORNEY; KNOWLEDGEABLE DECISION BY EMPLOYEE. Employee represents and warrants that he has read all the terms of this Agreement, and has had an opportunity to discuss these documents with any attorney of his choosing prior to executing it. Employee understands the terms of this Agreement, and understands that this Agreement releases forever the Company from any legal action arising from his employment relationship and the termination of his employment relationship by the Company except as specifically set forth in this Agreement. Employee is signing and delivering this Agreement of his own free will in exchange for the consideration to be given to him, in addition to any remuneration or other items of value to which he is already entitled. Employee acknowledges and agrees that the consideration provided by the Company for executing this Agreement is adequate and satisfactory. Employee acknowledges and agrees that in executing and delivering this Agreement, he did not rely on any representation or statement, written or oral, by the Company or any of its agents, representatives, consultants or employees concerning the terms or effect of this Agreement, not set forth in this document.

         8. SEVERABILITY. In case one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provisions in this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein or therein.

         9. ENTIRE AGREEMENT, MODIFICATION. Except for that certain Employment Agreement dated as of April 1, 1995, this Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof. In the event of a conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall prevail. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed by the parties hereto.

         10. BINDING EFFECT, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefits of the parties hereto and their respective heirs, representatives, successors, transferees


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and assigns. This Agreement shall not be assignable by Employee but shall be freely assignable by the Company.

         11. COUNTERPART COPIES. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         13. HEADINGS. The section headings set forth in this Agreement are including for convenience only and shall not be considered in the construction or interpretation of this Agreement.


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